DONALD HENIG, INC. AND SUBSIDIARIES

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1995

                       DONALD HENIG. INC. AND SUBSIDIARIES

                                Table of Contents
                                December 31, 1995


                                                                   Page

     Independent Auditor's Report                                    1


     FINANCIAL STATEMENTS:

     Exhibit

        A      Consolidated Statement of Financial Position          2

        B      Consolidated Statement of Income                      3

        C      Consolidated Statement of Stockholders Equity         4

        D      Consolidated Statement of Cash Flows                  5-6

               Notes to Consolidated Financial Statements            7-18

     Schedule

        1       Computation of Adjusted Consolidated Net Worth      19

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders
Donald Henig, Inc. and Subsidiaries

     We have audited the accompanying consolidated statement of financial position of Donald Henig, Inc. (a New York corporation) and subsidiaries as of December 31, 1995 and the related consolidated statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Donald Henig, Inc. and subsidiaries as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



Werblin, Casuccio & Moses, P.C.

March 20, 1996

                       DONALD HENIG, INC. AND SUBSIDIARIES

                  Consolidated Statement of Financial Position

                                December 31, 1995

ASSETS

 Cash                                         $      65,744
 Mortgage Inventory                               1,383,769
 Points and Fees Receivable                          68,229
 Investments                                        160,293
 Prepaid Expenses                                   292,693
 Notes Receivable                                    62,331
 Land                                             1,471,300
 Property and Equipment (Net of $95,418             156,867
     Accumulated Depreciation)
Intangible Assets (Net of $101,737                  152,625
     Accumulated Amortization)
Other Assets                                         19,811
                                                  ----------
  TOTAL ASSETS                                 $  3,833,662
                                                ============
LIABILITIES

Accounts Payable and Accrued Expenses             $ 594,657
Warehouse Lines of Credit                         1,349,209
Borrowers Escrow Funds                                8,249
Capital Lease Obligations                            33,817
Loans and Exchanges                                  14,457
Deferred Income                                      82,272
                                                    -------
    TOTAL LIABILITIES                             2,082,661

MINORITY INTEREST IN CONSOLIDATED
  SUBSIDIARIES                                       13,688

STOCKHOLDERS' EQUITY

Preferred Stock - 1,000,000 shares,
$.001 par value authorized;
110,000 shares outstanding                              110
Common Stock - 5,000,000 shares,
$.001 par value authorized;
1,000,000 shares outstanding                          1,000
Paid in Capital                                   1,781,004
Retained Earnings                                   (44,801)
                                                   ---------
    TOTAL STOCKHOLDERS' EQUITY                    1,737,313
                                                  ----------
TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY                                           $3,833,662
                                                 ==========




                  See accompanying independent auditor's report and notes.

                       DONALD HENIG, INC. AND SUBSIDIARIES

                        Consolidated Statement of Income

                      For the Year Ended December 31, 1995


OPERATING INCOME
Points, Fees and Premium Income                  $ 3,415,149
Interest Income                                       60,252
                                                   ---------
Total Operating Income                             3,475,401

OPERATING EXPENSES
Field and Direct Expenses                       (  2,254,290)
Interest Expense                                (     59,781)
                                                -------------
Total Operating Expenses                        (  2,314,071)
                                                -------------
GROSS PROFIT                                       1,161,330

GENERAL AND ADMINISTRATIVE EXPENSES             (  1,294,026)
                                                -------------
INCOME (LOSS) FROM OPERATIONS                   (    132,696)

OTHER INCOME AND (EXPENSES)
Interest Expense                                (      5,036)
Real Estate Investment Activities               (     19,462)
Gain on Sale of Assets                               173,467
                                                -------------
Total Other Income and (Expenses)                    148,969
                                                -------------
INCOME BEFORE PROVISION FOR
INCOME TAXES                                          16,273

Income Tax Provision                                 ( 7,848)
                                                 -------------
NET INCOME (LOSS)                             $        8,425
                                                ==============

            See accompanying independent auditor's report and notes.

                       DONALD HENIG, INC. AND SUBSIDIARIES

                 Consolidated Statement of Stockholders' Equity

                      For the Year Ended December 31, 1995


                                 # of            Common       # of      Preferred     Paid in     Retained
                                Shares           Stock       Shares       Stock       Capital     Earnings      Total
                                ------           ------      ------     ---------     -------     ---------


Balance-January 1, 1995                        $250,000                              $131,114   $(16,438)     $364,676

Net Income for the Year Ended
  December 31, 1995                                                                                8,425         8,425

Acquisition of Subsidiaries:
C. S. Amsterdam Realty, Inc.                                                             1,000                    1,000
The Best Mortgage Services of
    America, Inc.                                   300      110,000      $ 110     1,399,890    (23,400)    1,376,900

Exchange of NPV for Par
    Value Common Stock        1,000,000        (249,000)                              249,000                        0

Minority Interest                              (    300)                                         (13,388)      (13,688)

Balance-December 31,1995      1,000,000        $  1,000      110,000      $ 110    $1,781,004   $(44,801)   $1,737,313



            See accompanying independent auditor's report and notes.

                       DONALD HENIG, INC. AND SUBSIDIARIES

                      Consolidated Statement of Cash Flows

                      For the Year Ended December 31, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income (Loss)                                          $       8,425
  Adjustments to reconcile net income to net cash provided by operating activities:

       Amortization                                                  3,075
       Depreciation                                                 25,963
       Loss on sale of real estate                                   5,077
       Gain on sale of branch office                          (     87,331)

  Change in assets and liabilities:
       Decrease in points and fees receivable                          555
       Increase in prepaid expenses                           (    178,962)
       Increase in other assets                               (     13,492)
       Increase in accounts payable                                378,887
       Increase in other liabilities                                23,009
       Increase in deferred income                                  82,272
                                                              -------------
       Adjustments                                                 239,053

                                                              -------------
  Net cash provided (used) by operating activities                 247,478

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of fixed assets                                    (     78,739)
  Purchase of intangible assets                               (    150,000)
  Mortgages originated (Net)                                  (  3,752,482)
  Mortgages sold                                                 2,368,713
  Proceeds from sale of real estate                                 33,623
                                                              -------------
  Net cash provided (used) by investing activities            (  1,578,885)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Loans to related parties                                    (     27,101)
  Proceeds from warehouse line of credit                         3,645,796
  Repayments of warehouse line of credit                      (  2,296,587)
  Collection of notes receivable                              (     25,000)
  Reduction of capital lease obligations                      (     10,371)
                                                              -------------
  Net cash provided (used) by financing activities               1,286,737
                                                              -------------
Net increase (decrease) in cash and equivalents               (     44,670)

CASH AND CASH EQUIVALENTS - January 1                              110,414
                                                             --------------
CASH AND CASH EQUIVALENTS - December 31                      $      65,744
                                                             ==============

            See accompanying independent auditor's report and notes.

                       DONALD HENIG, INC. AND SUBSIDIARIES

                      Consolidated Statement of Cash Flows

                      For the Year Ended December 31, 1995





SUPPLEMENTAL DISCLOSURES:

Cash paid during the period for:

  Interest expense                                           $     520,741
                                                            ===============
  Income taxes                                               $       3,336
                                                            ===============


SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

   Mortgage payable assumed on the sale of real estate      $      161,377
                                                            ==============
   Preferred stock issued to acquire subsidiary             $    1,400,000
                                                            ==============
   Subsidiary common stock donated to Company               $        1,000
                                                            ==============
   Certain receivables converted to equity investment       $      160,293
                                                            ==============
   Note receivable extended on sale of branch office        $       87,331
                                                            ==============






            See accompanying independent auditor's report and notes.

                       DONALD HENIG, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                                December 31, 1995


     NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization

     The consolidated financial statements presented herein consolidate Donald Henig Inc., and its subsidiaries, C. S. Amsterdam Realty, Inc. and The Best Mortgage Services of America, Inc. All intercompany transactions have been eliminated.

     Donald Henig, Inc. was incorporated under the laws of the State of New York on December 1, 1992. It operates under the D/B/A's "Island Mortgage Network" and "Reliance Mortgage Network." Its principal business activity is that of a licensed mortgage banker. Presently, all mortgages are either table funded or sold shortly after closing. The Company does not perform any loan servicing activities. The Company received its New York State mortgage banker's license on May 12, 1994. During 1995 the Company obtained additional mortgage banking licenses in the states of Connecticut, New Jersey and Florida. As of the date of this report the Company has applied for its mortgage banking licenses in a number of additional states. It is the Company's intention to continue its expansion nationally.

     C. S. Amsterdam Realty, Inc. was incorporated under the laws of the State of New York on October 14, 1992. The Company provides management services to various clients, in New Jersey and New York. It became a wholly owned subsidiary of Donald Henig, Inc. on September 1, 1995.

     The Best Mortgage Services of America, Inc. was incorporated under the laws of the State of New Jersey on May 20, 1993. The Company operates as a New Jersey real estate holding company. It became a subsidiary (93% parent controlled) of Donald Henig, Inc. on December 27, 1995.

                       DONALD HENIG, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                                December 31, 1995


NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTD.)

     Reorganization

     Pursuant to an agreement  dated  September 1, 1995,  between  Donald Henig,
Inc., the existing corporate shareholder, and certain investors, a complete change in ownership of the Company was effectuated. In accordance with the agreement, the Company entered into employment contracts with the existing president (Note 11) and exchanged certain corporate receivables for a 5 percent interest in Mortgage Tech Group Ltd. (Note 8).

     Mergers and Acquisitions

     Pursuant to an agreement between Donald Henig, Inc., and C. S. Amsterdam Realty, Inc. (Note 8), dated September 1, 1995, Donald Henig Inc. received as a contribution to capital, one hundred percent of the outstanding stock of
C. S. Amsterdam Realty, Inc.

     Pursuant to an agreement between Donald Henig, Inc. and UCMC Consulting Corp. (Note 8), dated September 1, 1995, the Company acquired goodwill (a branch marketing network and a pipeline of mortgage loans) and certain furniture, fixtures and equipment. The agreement provides for a purchase price of $200,000, payable in 120 days, without interest.

     Pursuant to an agreement between Donald Henig, Inc. and The Best Mortgage Services of America, Inc. (Best) (Note 8), dated December 27, 1995, the Company acquired ninety three percent of the voting rights of Best. The agreement provided for the acquisition of preferred stock in Best, which has a par value of $1,400,000, in exchange for 110,000 shares of Donald Henig, Inc. preferred stock (Note 6).

                       DONALD HENIG, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                                December 31, 1995


NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTD.)

     Mergers and Acquisitions - (contd.)

     Subsequent to December 31, 1995 (February 17, 1996), the Company initiated a branch office operation in Syracuse, New York. In conjunction with this office, the Company entered into an asset purchase agreement with Patriot Mortgage Company, L. P. The agreement calls for the purchase of furniture, fixtures, leasehold interests and improvements, certain contracts and the seller's mortgage pipeline. The Company is obligated to remit (in payment of the purchase price), weekly after closings, a share of certain income with respect to the acquired mortgage pipeline.

     Cash and Cash Equivalents

     For purposes of the statement of cash flows, the Company considers all investments purchased with a maturity of three months or less to be cash equivalents.

     Mortgage Inventory

     The Company presents its mortgage inventory at the lower of cost or market. As of the date of this report, all of the December 31, 1995 mortgage inventory has been sold. Mortgage Inventory secures the related warehouse line of credit (Note 5).

     Accounts Receivable

     Management has analyzed accounts receivable at December 31, 1995 and considers all accounts to be currently collectible. Therefore, no provision has been made for uncollectible accounts. As of the date of this report, substantially all of the accounts receivable have been collected.

                       DONALD HENIG, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                                December 31, 1995


NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTD.)

     Deferred Costs

     All direct processing costs associated with mortgages in the Company's pipeline at December 31, 1995 have been deferred. These costs include commissions, processing salaries and related expenses, appraisal fees, credit costs, and other direct expenses.

     Property and Equipment

     Property and equipment contributed to the corporation by the sole shareholder are stated at the appraised fair market values at the date of contribution. Property and equipment purchased by the corporation are stated at cost.

     Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of the assets. Depreciation charged to operations, which includes amortization of capital lease obligations, for the year ended December 31, 1995, was $25,963.

     Intangible Assets

     Intangible assets consist of goodwill, acquired from UCMC Consulting Corp., as described under the mergers and acquisitions section of Note 1, in the amount of $150,000, and a franchise fee, paid to Mortgage Tech Group, Ltd., a related party, purchased in 1994, for $6,000. These items are being amortized over forty and five years, respectively. The total amortization expense charged to operations during 1995 was $3,075.

     Revenue Recognition

     All fees are earned and recognized as revenue when the related mortgages close. Certain application, commitment and other fees collected during loan processing give rise to the liability account "deferred income." Premium income is recognized when title in the related mortgage is transferred to the purchaser.

                       DONALD HENIG, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                                December 31, 1995


NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT'D.)

     Income Taxes

     Initially, the Company elected to be taxed under the provision of Subchapter S of the Internal Revenue Code, under which the corporate income or loss is passed through to the shareholders. Effective September 1,1995, this election was terminated.

     Tax returns (as well as the financial statements) are prepared using the accrual method of accounting.

     New York State recognizes the Subchapter S provision in lieu of its corporate franchise tax, but requires a corporate franchise tax on certain S corporations, when income levels make it applicable.

     Estimates

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       DONALD HENIG, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                                December 31, 1995


NOTE 2 - NOTES RECEIVABLE

     On October 16, 1995, the Company sold its Rochester branch for $118,556. The terms of the sale provided for a down payment of $31,225 and monthly principal payments of $12,500 for six months, with a final payment of $12,331 the following month. Interest is payable on the unpaid balance, monthly, at 8.75% per annum. The loan is personally guaranteed by the shareholder of the corporate buyer. As of December 31, 1995, the outstanding balance was $62,331.

NOTE 3 - PROPERTY AND EQUIPMENT

     The major categories of property and equipment at December 31, 1995 are as follows:

     Furniture, Fixtures & Equipment                              $ 138,216
     Furniture, Fixtures & Equipment
               under Capital leases                                  48,022
     Leasehold Improvements                                          15,106
              Total                                                 201,344
     Less: Accumulated Deprecation                                  (44,477)
     Total Property & Equipment                                   $ 156,867

     Certain items of the assets secure the related financing.

NOTE 4 - VACANT LAND

     Vacant land in New Jersey was contributed to The Best Mortgage Services of America, Inc. in 1994 in exchange for 100% of the common stock of Best. The land is stated at appraised fair market value at the date of contribution (Note 11).

                       DONALD HENIG, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                                December 31, 1995


NOTE 5 - WAREHOUSING LINE OF CREDIT

     The Company has three warehouse and security agreements under which certain lines of credit have been established for funding mortgage loans. As of December 31, 1995, the Company had total credit lines of $3,500,000 from participating lenders. All of the agreements call for interest computed at either prime plus two or LIBO plus four and collateralize each advance with the related mortgage. As of December 31, 1995, the Company owed $1,349,209 under these agreements.

NOTE 6 - PREFERRED STOCK

     As of December 31, 1995 there were 110,000 shares of preferred stock outstanding. These were issued in conjunction with the acquisition of the Company's subsidiary, The Best Mortgage Services of America, Inc. (Note 1). The shares are non voting, convertible to common stock on a one for one basis, and redeemable at $12.72 per share.

NOTE 7 - PROFIT SHARING PLAN

     The Company adopted a 401(k) pension plan covering substantially all employees. While the Company may elect to match employee contributions, it did not do so in 1995.

NOTE 8 - RELATED PARTY TRANSACTIONS

     The Company obtained an interest in Mortgage Tech Group, Ltd., as described under the reorganization section of Note 1. The former shareholder of the Company (through August 31, 1995) owns Mortgage Tech Group, Ltd. The Company has a 5 percent investment interest presented at its cost of $160,293.

     The Company entered into an agreement, with C. S. Amsterdam Realty, Inc., as described under the mergers and acquisitions section of Note 1. As of the date of the agreement, the stock of C. S. Amsterdam Realty, Inc. was owned by one of the shareholders of the Company.

     The Company entered into an agreement with The Best Mortgage Services of America, Inc., as described under the mergers and acquisitions section of Note
1. As of the date of the agreement, the stock of Best was owned by a trust for the benefit of a portion of the investors described under the reorganization section of Note 1.

                       DONALD HENIG, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                                December 31, 1995


NOTE 8 - RELATED PARTY TRANSACTIONS - (CONT'D.)

     The Company entered into an agreement with UCMC Consulting Corp. (UCMC) as described under the mergers and acquisitions section of Note 1. As of the date of the agreement, some of the investors (described under the reorganization section of Note 1) owned the stock of UCMC.

     A Company asset is encumbered by a security interest for a liability of a family member of certain shareholders (Note 11).

NOTE 9 - OPERATING LEASES

     The Company is obligated under a number of operating leases for its main and branch office facilities. The leases expire on various dates through March 31, 2003.


     The rent obligations (including those under the leases signed in 1996, as described in Note 13, subsequent events) are as follows:

              Year ending:                  12/31/96        $ 101,437
                                            12/31/97           79,468
                                            12/31/98           73,134
                                            12/31/99           54,984
                                            12/31/00           13,746
                                      Thereafter               57,737
                                        Total                $380,506

                       DONALD HENIG, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                                December 31, 1995



NOTE 10 - CAPITAL LEASE OBLIGATIONS

     The Company leases certain equipment with lease terms through April 1999. Obligations under capital leases have been recorded in the accompanying financial statements at the present value of future minimum lease payments, discounted at interest rates ranging from 11.941% to 14.046%.

     The future minimum lease payments under capital leases and the net present value of the future minimum lease payments, are due as follows for the years ended December 31:

              1996                                           $15,408
              1997                                            14,208
              1998                                             7,971
              1999                                             2,657
              2000                                                 0

              Total minimum lease payments                  $ 40,244
              Less: Amounts representing interest              6,427

              Present value of net minimum
              lease payments                                $ 33,817
              Less:  Current Portion                          11,805
              Long-term Portion                             $ 22,012

                       DONALD HENIG, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                                December 31, 1995

NOTE 11 - OTHER COMMITMENTS AND CONTINGENCIES

     The Company entered into certain contracts with the president of the Company, as disclosed in the reorganization section of Note 1. The first contract (employment) expires August 31, 1996 and calls for annual compensation of $100,000. Thereafter, a two-year consulting agreement commences which calls for total compensation of $130,000, payable monthly at $5,416.67.

     This obligation is further described in the mergers and acquisitions section of Note 1.

     The asset "Land" presented on the statement of financial position is encumbered by certain security interests (for a related party liability - Note
8). The encumbrance affects one half of the asset, thereby presenting a potential negative impact to the Company's equity of $735,650.

NOTE 12 - CONCENTRATION OF CREDIT RISK

     The Company maintains cash balances at several financial institutions. The Federal Deposit Insurance Corporation secures balances at each institution up to $100,000. Uninsured balances aggregated $9,300 at December 31, 1995.

NOTE 13 - SUBSEQUENT EVENTS

     On February 17,1996, the Company entered into an agreement with Patriot Mortgage Company, L. P. This transaction is more fully described in the mergers and acquisitions section of Note 1.

     On January 15, 1996, February 15, 1996 and February 17, 1996 the Company entered into lease agreements for office facilities in Stuart, Florida, Rye, New York and Syracuse, New York respectively. The obligations under these leases are included in the obligations set forth in Note 9.

                       DONALD HENIG, INC. AND SUBSIDIARIES

           Computation of Adjusted Consolidated Net Worth to Determine
                        Compliance with HUD Requirements

                                December 31, 1995




Audited Net Worth as of December 31, 1995                         $ 1,737,313

Less:
       (a) Assets pledged to secure obligations of another
           person or entity, other than the company                         0

       (b) Assets due from officers, shareholders or other
           related parties                                                  0

       (c) Portion of marketable securities not shown at lower
           of cost or market                                                0

       (d) Amounts in excess of lower of cost or market value of
           presented in mortgages in foreclosure, construction
           loans, or property acquired through foreclosures                 0

        (e) Amounts shown on the balance sheet in a joint venture, subsidiaries, affiliates, and/or related companies which is greater than the value of said assets at
           equity                                                           0

        (f) Goodwill or value placed in insurance renewals or
           property management contract renewals or similar
           intangibles                                                 152,625

       (g) Organizations costs                                               0

       (h) Servicing contracts not valued in accordance with
           FASB 65                                                           0

      (i) "Other Assets"                                                19,811

                          Total Adjustment                             172,436

   Adjusted Net Worth as of December 31, 1995                       $1,564,877